UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2015

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2015, Mid-America Apartments, L.P. (the “Operating Partnership”) issued and sold $400 million in aggregate principal amount of its 4.000% Senior Notes due 2025 (the “Notes”). The terms of the Notes are governed by an indenture, dated as of October 16, 2013 (the “Base Indenture”), among the Operating Partnership, as issuer, Mid-America Apartment Communities, Inc. (the “Company”), and U.S. Bank National Association, as trustee, as amended and supplemented by a third supplemental indenture, dated as of November 9, 2015 (the “Supplemental Indenture”), among the Operating Partnership, as issuer, the Company, and U.S. Bank National Association, as trustee.

The foregoing descriptions of the Notes, Base Indenture and Supplemental Indenture do not purport to be complete and are qualified in their entirety by the full text of the Base Indenture and Supplemental Indenture establishing the terms of the Notes, which are being filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of October 16, 2013, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association (Incorporated by reference to Exhibit 4.1 of the Form 8-K dated October 16, 2013, filed by Mid-America Apartment Communities, Inc. and Mid-America Apartments, L.P.).

4.2	Third Supplemental Indenture, dated as of November 9, 2015, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association, including the form of 4.000% Senior Notes due 2025.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. regarding legality.

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2015	MID-AMERICA APARTMENT COMMUNITIES, INC.

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: November 9, 2015	MID-AMERICA APARTMENTS, L.P.

	By:	Mid-America Apartment Communities, Inc., its general partner

	By:	/s/ Albert M. Campbell, III
	Name:	Albert M. Campbell, III
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of October 16, 2013, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association (Incorporated by reference to Exhibit 4.1 of the Form 8-K dated October 16, 2013, filed by Mid-America Apartment Communities, Inc. and Mid-America Apartments, L.P.).

4.2	Third Supplemental Indenture, dated as of November 9, 2015, among Mid-America Apartments, L.P., Mid-America Apartment Communities, Inc. and U.S. Bank National Association, including the form of 4.000% Senior Notes due 2025.

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. regarding legality.

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. (included as part of Exhibit 5.1).